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                                                                 Exhibit 3.1



            FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               FURNITURE.COM, INC.

                                   * * * * * *

         Furniture.com, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         1. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State was June 18, 1998, under the name FurnitureSite, Inc. The Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State on June 19, 1998, under the name FurnitureSite, Inc. The Corporation filed a Second Amended and Restated Certificate of Incorporation with the Secretary of State on December 29, 1998, under the name FurnitureSite, Inc. The Corporation filed a Certificate of Amendment with the Secretary of State on January 14, 1999, under the name Furniture.com, Inc. The Corporation filed a Third Amended and Restated Certificate of Incorporation with the Secretary of State on June 23, 1999, under the name Furniture.com, Inc.

         2. This Fourth Amended and Restated Certificate of Incorporation (this "Fourth Restated Certificate"), as filed under Delaware law Section 242 and Section 245, restates, integrates and amends the Certificate of Incorporation, as amended and restated, of the Corporation to read as herein set forth in full:


                 FIRST.   The name of the corporation is Furniture.com, Inc.
(the "Corporation").


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                 SECOND. The address of the registered office of the
Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                 THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                 FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 3,040,000 shares of Class A Common Stock, $0.01 par value per share ("Class A Common Stock"), (ii) 33,000,000 shares of Class B Common Stock, $0.01 par value per share ("Class B Common Stock"), (iii) 3,009,600 shares of Series A Preferred Stock, $0.01 par value per share ("Series A Preferred Stock"), (iv) 7,246,036 shares of Series B Preferred Stock, $0.01 par value per share ("Series B Preferred Stock"), (v) 4,727,786 shares of Series C Preferred Stock, $0.01 par value per share ("Series C Preferred Stock") and (vi) 3,200,000 shares of Series D Preferred Stock, $0.01 par value per share ("Series D Preferred Stock"). The Class A Common Stock and Class B Common Stock are sometimes referred to herein collectively as the "Common Stock". The Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock are sometimes referred to herein collectively as the "Preferred Stock".

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.       CLASS A COMMON STOCK AND CLASS B COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the


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Class A Common Stock and Class B Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock

         2.      VOTING.

                 2A. GENERAL. Except as may be otherwise provided in these terms of the Class A Common Stock and Class B Common Stock or by law, each share of Class B Common Stock shall entitle the holder thereof to one vote on all actions to be taken by the stockholders of the Corporation, and each share of Class A Common Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Class B Common Stock (including fractions of a share) into which each share of Class A Common Stock is then convertible pursuant to the terms herein. There shall be no cumulative voting.

                 2B. ELECTION OF DIRECTORS. If, and only if, there are no shares of Series A Preferred Stock outstanding, the holders of 60% in interest of the Class A Common Stock, voting separately as a class, (i) shall be entitled to elect one director of the Corporation and (ii) shall have the right to nominate one additional director who must be approved by a majority in interest of the holders of Class B Common Stock. A majority in interest of the holders of Class B Common Stock shall be entitled to elect two directors of the Corporation. For any meeting (or written consent in lieu thereof) held for the purpose of electing directors, if there are no shares of Series A Preferred Stock outstanding, (x) the presence in person or by proxy (or the written consent) of the holders of at least 60% in interest of the then outstanding shares of Class A Common Stock shall constitute a quorum of the Class A common Stock for the election of directors to be elected solely by the holders of the Class A Common Stock and (y) a vacancy in any directorship elected by the holders of the Class A Common Stock or Series A Preferred Stock shall be filled only by vote or written consent of the holders of at least 60% in interest of the then outstanding shares of Class A Common Stock.

         3. DIVIDENDS. Dividends may be declared and paid (i) pro-rata on the Class B Common Stock and (ii) pro-rata on the Class A Common Stock at the same rate as dividends are paid with respect to the Class B Common Stock (treating each share of Class A Common Stock as being equal to the number of shares of Class B Common Stock (including fractions of a share) into which each share of Class A Common Stock is then convertible) from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, immediately after the holders of Series A Preferred Stock have been paid in full pursuant to subsection B4 below and subject to the preferential right of the holders of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock described in subsection B4 below, the remaining assets of the Corporation available for distribution shall be distributed among the holders of the shares of Class A Common Stock and Class B Common Stock in an amount per share as would have been payable had each share of Class A Common Stock been converted to Class B Common Stock as provided herein.

              Each of (i) the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for



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securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving Corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction), (ii) the sale or transfer by the Corporation of all or substantially all of its assets and (iii) the sale or transfer by the Corporation's stockholders of capital stock representing a majority of the voting power at elections of directors of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

         5. CONVERSIONS. The holders of Class A Common Stock shall have the following conversion rights:

                  5A. RIGHT TO CONVERT. Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Class A Common Stock shall have the right, at its option at any time, to convert any such shares of Class A Common Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Class A Common Stock) into such number of fully paid and nonassessable shares of Class B Common Stock as is obtained by (i) multiplying the number of shares of Class A Common Stock so to be converted by $1.00 and (ii) dividing the result by the conversion price of $1.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Class A Common Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Class A Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Class A Common Stock into Class B Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Class A Common Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Class B Common Stock shall be issued.

                  5B. ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in subparagraph 5A and surrender of the certificate or certificates for the share or shares of Class A Common Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Class B Common Stock issuable upon the conversion of such share or shares of Class A Common Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Class A Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Class A Common Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Class B Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.


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                  5C. FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No
fractional shares shall be issued upon conversion of Class A Common Stock into Class B Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Class B Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to any dividends, accrued and unpaid on the shares of Class A Common Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 5B. In case the number of shares of Class A Common Stock represented by the certificate or certificates surrendered pursuant to subparagraph 5A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Class A Common Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Class B Common Stock would, except for the provisions of the first sentence of this subparagraph 5C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Class A Common Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  5D. ADJUSTMENT OF PRICE UPON ISSUANCE OF CLASS B COMMON STOCK. Except as provided in subparagraph 5E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(7), deemed to have issued or sold, any shares of Class B Common Stock for a consideration per share equal to at least $.05 per share (as adjusted for stock splits, stock reclassifications and the like) less than the Class A Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Class A Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal, on a fully diluted basis assuming the exercise of all outstanding Options (as defined below) and Convertible Securities (as defined below) and the conversion of all Class A Common Stock, to the sum of (a) the number of shares of Class B Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Class A Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Class B Common Stock outstanding immediately after such issue or sale.

Notwithstanding anything to the contrary herein, the applicable Class A Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.05, but any such amount shall be carried forward and the reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.05 or more.

For purposes of this subparagraph 5D, the following subparagraphs 5D(1) to 5D(7) shall also be applicable:

                      5D(1) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Class B Common Stock or any stock or security convertible into or exchangeable for Class B Common Stock (such warrants,


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                      rights or options being called "Options" and such
                      convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Class B Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class B Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Class A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Class B Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5D(3), no adjustment of the Class A Conversion Price shall be made upon the actual issue of such Class B Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Class B Common Stock upon conversion or exchange of such Convertible Securities.

                      5D(2) ISSUANCE OF CONVERTIBLE SECURITIES. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Class B Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class B Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Class A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Class B Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 5D(3), no


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                      adjustment of the Class A Conversion Price shall be made
                      upon the actual issue of such Class B Common Stock upon conversion or exchange of such Convertible Securities and
                      (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Class A Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 5D, no further adjustment of the Class A Conversion Price shall be made by reason of such issue or sale.

                      5D(3) CHANGE IN OPTION PRICE OR CONVERSION RATE. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 5D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 5D(1) or 5D(2), or the rate at which Convertible Securities referred to in subparagraph 5D(1) or 5D(2) are convertible into or exchangeable for Class B Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Class A Conversion Price in effect at the time of such event shall forthwith be readjusted to the Class A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Class A Conversion Price then in effect hereunder shall forthwith be increased to the Class A Conversion Price which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                      5D(4) STOCK DIVIDENDS. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than the Class A Common Stock) payable in Class B Common Stock, Options or Convertible Securities, then any Class B Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                      5D(5) CONSIDERATION FOR STOCK. In case any shares of Class B Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Class B Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such


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                      consideration as determined in good faith by the Board of
                      Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                      5D(6) RECORD DATE. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                      5D(7) TREASURY SHARES. The number of shares of Class B Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Class B Common Stock for the purpose of this subparagraph 5(D).

              5E. CERTAIN ISSUES OF COMMON STOCK EXCEPTED. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Class A Conversion Price in the case of the any of the following:

              (i) the issuance of up to 4,500,000 shares of Class B Common Stock (as adjusted for stock splits and the like) or options exercisable therefor, issued or issuable to officers, employees or consultants for the Corporation or any Subsidiary of the Corporation pursuant to a plan or arrangement approved by the Board of Directors of the Corporation, including without limitation, the Corporation's 1998 Stock Incentive Plan;

              (ii) equity securities of the Corporation issued pursuant to the acquisition of another corporation by the Corporation by merger (whereby the Corporation or the stockholders of the Corporation prior to such merger own no less than fifty-one percent (51%) of the voting power of such corporation) or purchase of substantially all of its stock or assets; or

              (iii) the issuance of any Converted Shares (as defined herein).

              5F. SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Class B Common Stock into a greater number of shares, the Class A Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case


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the outstanding shares of Class B Common Stock shall be combined into a smaller number of shares, the Class A Conversion Price in effect immediately prior to such combination shall be proportionately increased.

              5G. REORGANIZATION OR RECLASSIFICATION. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Class B Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Class B Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Class A Common Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Class B Common Stock immediately theretofore receivable upon the conversion of such share or shares of Class A Common Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class B Common Stock equal to the number of shares of such Class B Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in the case of a reorganization or reclassification only, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Class A Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

              5H. NOTICES

                     5H(1) NOTICE OF ADJUSTMENT. Upon any adjustment of the Class A Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Class A Common Stock at the address of such holder as shown on the books of the Corporation, which notice shall state:

                     (i) the Class A Conversion Price resulting from such adjustment;

                     (ii) the number of shares of Class B Common Stock into which each share of Class A Common Stock shall be convertible as a result of such adjustment;

                     (iii) a brief statement of the facts requiring such
                           adjustment; and

                     (iv)  the computation by which such adjustment was made.

                     5H(2)   OTHER NOTICES.       In case at any time:

                     (i) the Corporation shall declare any dividend upon its Class B Common Stock payable in cash or stock or make any other distribution to the holders of its Class B Common Stock;


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                     (ii)   the Corporation shall offer for subscription PRO
                            RATA to the holders of its Class B Common Stock any additional shares of stock of any class or other rights;

                     (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Class A Common Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

              5I. MANDATORY CONVERSION. If at any time (i) the Corporation shall effect a Qualified Public Offering (as defined herein) or (ii) the holders of at least a 60% in interest of the outstanding shares of the Class A Common Stock approve, all outstanding shares of Class A Common Stock shall automatically convert into such number of fully paid and nonassessable shares of Class B Common Stock on the basis set forth in this paragraph 5. Holders of shares of Class A Common Stock so converted may deliver to the Corporation at its principal office during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Class B Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled. Until such time as a holder of shares of Class A Common Stock shall surrender his or its certificates therefor as provided herein, such certificates shall be deemed to represent the shares of Class B Common Stock to which such holder shall be entitled upon the surrender thereof.

                5J. STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Class B Common Stock, solely for the purpose of issuance upon the conversion of Class A Common Stock as herein provided, such number of shares of Class B Common Stock as shall then be issuable upon the conversion of all outstanding shares of

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Class A Common Stock. The Corporation covenants that all shares of Class B
Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Class B Common Stock is at all times equal to or less than the Class A Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Class B Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Class B Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Class A Conversion Price if the total number of shares of Class B Common Stock issued and issuable after such action upon conversion of the Class A Common Stock would exceed the total number of shares of Class B Common Stock then authorized by the Corporation's Fourth Restated Certificate.

                  5K. NO REISSUANCE OF CLASS A COMMON STOCK.Shares of Class A Common Stock which are converted into shares of Class B Common Stock as provided herein shall not be reissued.

                  5L. ISSUE TAX. The issuance of certificates for shares of Class B Common Stock upon conversion of Class A Common Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class A Common Stock which is being converted.

                  5M. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Class A Common Stock in any manner which interferes with the timely conversion of such Class A Common Stock, except as may otherwise be required to comply with applicable securities laws.

      6. RESTRICTIONS. At any time when there are no shares of Series A Preferred Stock outstanding and there are shares of Class A Common Stock outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Fourth Restated Certificate, and in addition to any other vote required by law or the Fourth Restated Certificate, without the approval of the holders of at least 60% in interest of the then outstanding shares of Class A Common Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Corporation will not amend, alter or repeal its Fourth Restated Certificate or By-laws in a manner adversely affecting the rights of the Class A Common Stock.

B. SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, SERIES C PREFERRED STOCK AND SERIES D PREFERRED STOCK.

      1. NUMBER OF SHARES. The series of Preferred Stock designated and known as "Series A Preferred Stock" shall consist of 3,009,600 shares. The series of Preferred Stock designated and known as "Series B Preferred Stock" shall consist of 7,246,036 shares. The series of Preferred

Stock designated and known as "Series C Preferred Stock" shall consist of 4,727,786 shares. The series of Preferred Stock designated and known as "Series D Preferred Stock" shall consist of 3,200,000 shares. The shares of Preferred Stock shall have the following rights, terms and privileges:

      2. VOTING.

              2A. GENERAL. Except as may be otherwise provided in these terms of the Series A Preferred Stock or by law, the Series A Preferred Stock shall not be entitled to vote on actions to be taken by the stockholders of the Corporation. Except as otherwise provided in these terms of the Series B Preferred Stock or by law, each share of Series B Preferred Stock shall entitle the holder thereof to such number of votes per share on actions to be taken by the stockholders of the Corporation, as shall equal the number of shares of Class B Common Stock (including fractions of a share) into which each share of Series B Preferred Stock is then convertible pursuant to the terms herein. Except as otherwise provided in these terms of the Series C Preferred Stock or by law, each share of Series C Preferred Stock shall entitle the holder thereof to such number of votes per share on actions to be taken by the stockholders of the Corporation, as shall equal the number of shares of Class B Common Stock (including fractions of a share) into which each share of Series C Preferred Stock is then convertible pursuant to the terms herein. Except as otherwise provided in these terms of the Series D Preferred Stock or by law, each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share on actions to be taken by the stockholders of the Corporation, as shall equal the number of shares of Class B Common Stock (including fractions of a share) into which each share of Series D Preferred Stock is then convertible pursuant to the terms herein.

              2B. BOARD SIZE. The Corporation shall not, without the written consent or affirmative vote of the holders of at least 60% in interest of (i) the then outstanding shares of Series A Preferred Stock, (ii) the then outstanding shares of Series B Preferred Stock, (iii) the then outstanding shares of Series C Preferred Stock and (iv) the then outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class, increase the maximum number of directors constituting the Board of Directors to a number in excess of eight (8).

              2C. ELECTION OF DIRECTORS.

              (i) If there are shares of Series A Preferred Stock outstanding, the holders of Series A Preferred Stock, voting separately as a class, shall (i) be entitled to elect two directors of the Corporation and (ii) shall have the right to nominate one additional director who must be approved by a majority in interest of the holders of Class B Common Stock. A majority in interest of the holders of Class B Common Stock shall be entitled to nominate two directors of the Corporation. For any meeting (or written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of at least a majority in interest of the then outstanding shares of Series A Preferred Stock shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock. A vacancy in any directorship elected by the holders of the Series A Preferred Stock shall be filled only by vote or written consent of the holders of at least a majority in interest of the then outstanding shares of Series A Preferred Stock.

              (ii) If there are shares of Series B Preferred Stock outstanding, the holders of Series B Preferred Stock, voting separately as a class, shall be entitled to elect two directors of the Corporation. For any meeting (or written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of at least a majority in interest of the then outstanding shares of Series B Preferred Stock shall constitute a quorum of the Series B Preferred Stock for the election of directors to be elected solely by the holders of the Series B Preferred Stock. A vacancy in any directorship elected by the holders of the Series B Preferred Stock shall be filled only by vote or written consent of the holders of at least a majority in interest of the then outstanding shares of Series B Preferred Stock.

              (iii) If there are shares of Series C Preferred Stock or Series D Preferred Stock outstanding, the holders of Series C Preferred Stock and/or Series D Preferred Stock, voting together as a single class, shall be entitled to elect one director of the Corporation. For any meeting (or written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of at least a majority of the votes represented by the then outstanding shares of Series C Preferred Stock and Series D Preferred Stock shall constitute a quorum of the Series C Preferred Stock and Series D Preferred Stock for the election of the director to be elected solely by the holders of the Series C Preferred Stock and Series D Preferred Stock. A vacancy in the directorship elected by the holders of the Series C Preferred Stock and Series D Preferred Stock shall be filled only by vote or written consent of the holders of at least a majority of the votes represented by the then outstanding shares of Series C Preferred Stock and Series D Preferred Stock.

      3. DIVIDENDS.

              (a) The holders of Series A Preferred Stock shall not be entitled to receive dividends.

              The Corporation shall not declare or pay any cash dividends on shares of Common Stock until the holders of the Series D Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series D Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or other distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Class B Common Stock into which such share of Series D Preferred Stock is then convertible.

              The holders of shares of Series B Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative annual dividends ("Series B Dividend") when and as they may be declared from time to time by the Board of Directors of the Corporation at an annual rate per share equal to ten percent (10%) of the original purchase price of $1.42 paid per share of the Series B Preferred Stock (which amount shall be subject to adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series B Preferred Stock). Such amounts shall be compounded annually such that if the dividend is not paid for such year the unpaid amount shall be added to the original purchase price paid per share of the Series B Preferred Stock for purposes of calculating succeeding years' dividends. The

Series B Dividend shall be deemed to accrue on the Series B Preferred Stock and be cumulative, whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

              The holders of shares of Series C Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative annual dividends ("Series C Dividend") when and as they may be declared from time to time by the Board of Directors of the Corporation at an annual rate per share equal to ten percent (10%) of the original purchase price of $7.40305 paid per share of the Series C Preferred Stock (which amount shall be subject to adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series C Preferred Stock). Such amounts shall be compounded annually such that if the dividend is not paid for such year the unpaid amount shall be added to the original purchase price paid per share of the Series C Preferred Stock for purposes of calculating succeeding years' dividends. The Series C Dividend shall be deemed to accrue on the Series C Preferred Stock and be cumulative, whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for payment of the dividends.

              The Series B Dividend and the Series C Dividend shall be paid, out of funds legally available therefor when and as they may be declared from time to time by the Board of Directors of the Corporation, PARI PASSU between the Series B Preferred Stock and the Series C Preferred Stock. If such Series B Dividend and Series C Dividend in respect of any prior or current annual dividend period shall not have been declared and paid or if there shall not have been a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid, PARI PASSU between the Series B Preferred Stock and the Series C Preferred Stock, before any dividend or other distribution shall be paid or declared and set apart with respect to any class of the Corporation's capital stock, now or hereafter outstanding. Upon any conversion of the Series B Preferred Stock under Section 5 hereof, all accumulated and unpaid dividends on the Series B Preferred Stock, whether or not declared, since the date of issue up to and including the date of conversion thereof shall be forgiven. Upon any conversion of the Series C Preferred Stock under Section 6 hereof, all accumulated and unpaid dividends on the Series C Preferred Stock, whether or not declared, since the date of issue up to and including the date of conversion thereof shall be forgiven.

              (b) DIVIDENDS IN KIND. In the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of Class B Common Stock entitled to receive, a dividend or other distribution with respect to the Class B Common Stock payable in (i) securities of the Corporation other than shares of Class B Common Stock or (ii) assets, then and in each such event the holders of Series B Preferred Stock, the holders of Series C Preferred Stock and the holders of Series D Preferred Stock shall receive, at the same time such distribution is made with respect to Class B Common Stock, the number of securities or such other assets of the Corporation which they would have received had their Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock been converted into Class B Common Stock immediately prior to the record date for determining holders of Class B Common Stock entitled to receive such distribution.

      4. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Preferred Stock shall be entitled to be paid, PARI PASSU out of the assets of the Company available for distribution to holders of the Corporation's capital stock of all classes before any distribution or payment is made upon any stock ranking on liquidation junior to the Preferred Stock as follows: the holders of outstanding shares of Series A Preferred Stock shall receive an amount equal to $1.00 per share (which amount shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series A Preferred Stock) ("Series A Liquidation Preference Payment"), the holders of outstanding shares of Series B Preferred Stock shall receive an amount equal to $1.42 per share (which amount shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series B Preferred Stock) plus all accrued and unpaid dividends thereon, whether or not earned or declared ("Series B Liquidation Preference Payment"), the holders of outstanding shares of Series C Preferred Stock shall receive an amount equal to $7.40305 per share (which amount shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series C Preferred Stock) plus all accrued and unpaid dividends thereon, whether or not earned or declared ("Series C Liquidation Preference Payment", and the holders of outstanding shares of Series D Preferred Stock shall receive an amount equal to $9.40 per share (which amount shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series D Preferred Stock) plus all declared and unpaid dividends thereon, whether or not earned ("Series D Liquidation Preference Payment", together with the Series A Liquidation Preference Payment, the Series B Liquidation Preference Payment and the Series C Preference Liquidation Payment, the "Liquidation Preference Payment"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment to the holders of Preferred Stock the full amount of the Liquidation Preference Payment, then the entire assets of the Corporation shall be distributed ratably among the holders of the Preferred Stock, based upon the liquidation preference payable to each such holder. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Preferred Stock shall have been paid in full the Liquidation Preference Payment, any remaining assets of the Corporation shall be distributed among the holders of other classes of capital stock of the Corporation ("Junior Stock"). The holders of the Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Corporation.

              Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

              Each of (i) the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving Corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction constitute a majority of the holders of voting stock outstanding immediately following the transaction), (ii) the sale or transfer by the Corporation of all or substantially all of its assets and (iii) the sale or transfer by the Corporation's stockholders of capital stock representing a majority of the voting power at elections of directors of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of the provisions of this paragraph 4.

              For purposes hereof, the Class A Common Stock and Class B Common Stock shall rank on liquidation junior to the Preferred Stock.

      5. CONVERSIONS OF SERIES B PREFERRED STOCK. The holders of Series B Preferred Stock shall have the following conversion rights:

                     5A.   RIGHT TO CONVERT.  Subject to the terms and
conditions of this paragraph 5, the holder of any share or shares of Series B Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series B Preferred Stock) into such number of fully paid and nonassessable shares of Class B Common Stock as is obtained by (i) multiplying the number of shares of Series B Preferred Stock so to be converted by $1.42 and (ii) dividing the result by the conversion price of $1.42 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series B Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Preferred Stock into Class B Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Class B Common Stock shall be issued.

              5B. ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in subparagraph 5A and surrender of the certificate or certificates for the share or shares of Series B Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Class B Common Stock issuable upon the conversion of such share or shares of Series B Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series B Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Class B Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

              5C. FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of Series B Preferred Stock into Class B Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Class B Common Stock issued upon such conversion. In case the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 5A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Class B Common Stock would, except for the provisions of the first sentence of this subparagraph 5C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series B Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

              5D. ADJUSTMENT OF PRICE UPON ISSUANCE OF CLASS B COMMON STOCK. Except as provided in subparagraph 5E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(7), deemed to have issued or sold, any shares of Class B Common Stock for a consideration per share equal to an amount which is less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series B Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal, on a fully diluted basis assuming the exercise of all outstanding Options and Convertible Securities and the conversion of all Series B Preferred Stock, to the sum of (a) the number of shares of Class B Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Series B Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Class B Common Stock outstanding immediately after such issue or sale.

              For purposes of this subparagraph 5D, the following subparagraphs 5D(1) to 5D(7) shall also be applicable:

                      5D(1) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Options or Convertible Securities whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Class B Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class B Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series B Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Class B Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5D(3), no adjustment of the Series B Conversion Price shall be made upon the actual issue of such Class B Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Class B Common Stock upon conversion or exchange of such Convertible Securities.

                      5D(2) ISSUANCE OF CONVERTIBLE SECURITIES. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Class B Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class B Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Class B Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 5D(3), no adjustment of the Series B Conversion Price shall be made upon the actual issue of such Class B Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series B Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 5D, no further adjustment of the Series B Conversion Price shall be made by reason of such issue or sale.

                      5D(3) CHANGE IN OPTION PRICE OR CONVERSION RATE. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 5D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 5D(1) or 5D(2), or the rate at which Convertible

                      Securities referred to in subparagraph 5D(1) or 5D(2) are convertible into or exchangeable for Class B Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series B Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series B Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Series B Conversion Price then in effect hereunder shall forthwith be increased to the Series B Conversion Price which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                      5D(4) STOCK DIVIDENDS. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than the Series B Preferred Stock) payable in Class B Common Stock, Options or Convertible Securities, then any Class B Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                      5D(5) CONSIDERATION FOR STOCK. In case any shares of Class B Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Class B Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                      5D(6) RECORD DATE. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock,

                      Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                      5D(7) TREASURY SHARES. The number of shares of Class B Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Class B Common Stock for the purpose of this subparagraph 5(D).

              5E. CERTAIN ISSUES OF COMMON STOCK EXCEPTED. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series B Conversion Price in the case of the any of the following:

              (i) the issuance of up to 4,500,000 shares of Class B Common Stock (as adjusted for stock splits and the like) or options exercisable therefor, issued or issuable to officers, employees or consultants for the Corporation or any Subsidiary of the Corporation pursuant to a plan or arrangement approved by the Board of Directors of the Corporation, including without limitation, the Corporation's 1998 Stock Incentive Plan;

              (ii) equity securities of the Corporation issued pursuant to the acquisition of another corporation by the Corporation by merger (whereby the Corporation or the stockholders of the Corporation prior to such merger own no less than fifty-one percent (51%) of the voting power of such corporation) or purchase of substantially all of its stock or assets; or

              (iii) the issuance of any Converted Shares.

              5F. SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Class B Common Stock into a greater number of shares, the Series B Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Class B Common Stock shall be combined into a smaller number of shares, the Series B Conversion Price in effect immediately prior to such combination shall be proportionately increased.

              5G. REORGANIZATION OR RECLASSIFICATION. If any Organic Change shall be effected in such a way that holders of Class B Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Class B Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Class B Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class B Common Stock equal to the number of shares of such Class B Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in the case of a reorganization or reclassification only, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series B Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

              5H. NOTICES

                     5H(1).             NOTICE OF ADJUSTMENT.  So long as any
shares of Series B Preferred Stock are outstanding, upon any adjustment of the Series B Conversion Price, then and in each such case the Corporation shall promptly give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state:

                     (i) the Series B Conversion Price resulting from such adjustment;

                     (ii) the number of shares of Class B Common Stock into which each share of Series B Preferred Stock shall be convertible as a result of such adjustment;

                     (iii) a brief statement of the facts requiring such
                           adjustment; and

                     (iv)  the computation by which such adjustment was made.

                     5H(2).     OTHER NOTICES.    In case at any time:

                     (i) the Corporation shall declare any dividend upon its Class B Common Stock payable in cash or stock or make any other distribution to the holders of its Class B Common Stock;

                     (ii) the Corporation shall offer for subscription PRO RATA to the holders of its Class B Common Stock any additional shares of stock of any class or other rights;

                     (iii) there shall be any capital reorganization or
                           reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the

Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

              5I. MANDATORY CONVERSION. If at any time (i) the Corporation shall effect a Qualified Public Offering or (ii) the holders of at least a 60% in interest of the outstanding shares of the Series B Preferred Stock approve, all outstanding shares of Series B Preferred Stock shall automatically convert into such number of fully paid and nonassessable shares of Class B Common Stock on the basis set forth in this paragraph 5. Holders of shares of Series B Preferred Stock so converted may deliver to the Corporation at its principal office during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Class B Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled. Until such time as a holder of shares of Series B Preferred Stock shall surrender his or its certificates therefor as provided herein, such certificates shall be deemed to represent the shares of Class B Common Stock to which such holder shall be entitled upon the surrender thereof.

                  5J. STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Class B Common Stock, solely for the purpose of issuance upon the conversion of Series B Preferred Stock as herein provided, such number of shares of Class B Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Class B Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Class B Common Stock is at all times equal to or less than the Series B Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Class B Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Class B Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Series B Conversion Price if the total number of shares of Class B Common Stock issued and issuable after such action upon conversion of the Series B Preferred Stock would exceed the total number of shares of Class B Common Stock then authorized by the Corporation's Fourth Restated Certificate.

                  5K. NO REISSUANCE OF SERIES B PREFERRED STOCK. Shares of Series B Preferred Stock which are converted into shares of Class B Common Stock as provided herein shall not be reissued.

                  5L. ISSUE TAX. The issuance of certificates for shares of Class B Common Stock upon conversion of Series B Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Preferred Stock which is being converted.

                  5M. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series B Preferred Stock in any manner which interferes with the timely conversion of such Series B Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         6. CONVERSIONS OF SERIES C PREFERRED STOCK. The holders of Series C Preferred Stock shall have the following conversion rights:

                     6A. RIGHT TO CONVERT. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series C Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series C Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series C Preferred Stock) into such number of fully paid and nonassessable shares of Class B Common Stock as is obtained by (i) multiplying the number of shares of Series C Preferred Stock so to be converted by $7.40305 and (ii) dividing the result by the conversion price of $7.40305 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series C Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series C Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series C Preferred Stock into Class B Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series C Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Class B Common Stock shall be issued.

              6B. ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series C Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Class B Common Stock issuable upon the conversion of such share or shares of Series C Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the

Series C Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Class B Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

              6C. FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of Series C Preferred Stock into Class B Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Class B Common Stock issued upon such conversion. In case the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Class B Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series C Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

              6D. ADJUSTMENT OF PRICE UPON ISSUANCE OF CLASS B COMMON STOCK. Except as provided in subparagraph 6E or 6I, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Class B Common Stock for a consideration per share equal to an amount which is less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series C Conversion Price shall be reduced to the price (calculated to the nearest thousandth of a cent) determined by dividing (i) an amount equal, on a fully diluted basis assuming the exercise of all outstanding Options and Convertible Securities and the conversion of all Series C Preferred Stock, to the sum of (a) the number of shares of Class B Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Series C Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Class B Common Stock outstanding immediately after such issue or sale.

              For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                      6D(1) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Options or Convertible Securities whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Class B Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class B Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series C Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Class B Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Series C Conversion Price shall be made upon the actual issue of such Class B Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Class B Common Stock upon conversion or exchange of such Convertible Securities.

                      6D(2) ISSUANCE OF CONVERTIBLE SECURITIES. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Class B Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class B Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Class B Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Series C Conversion Price shall be made upon the actual issue of such Class B Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series C Conversion Price have been or are to be made pursuant to other provisions of this subparagraph

                      6D, no further adjustment of the Series C Conversion Price shall be made by reason of such issue or sale.

                      6D(3) CHANGE IN OPTION PRICE OR CONVERSION RATE. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Class B Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series C Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series C Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Series C Conversion Price then in effect hereunder shall forthwith be increased to the Series C Conversion Price which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                      6D(4) STOCK DIVIDENDS. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than the Series C Preferred Stock) payable in Class B Common Stock, Options or Convertible Securities, then any Class B Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                      6D(5) CONSIDERATION FOR STOCK. In case any shares of Class B Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Class B Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such

                      Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                      6D(6) RECORD DATE. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                      6D(7) TREASURY SHARES. The number of shares of Class B Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Class B Common Stock for the purpose of this subparagraph 6(D).

              6E. CERTAIN ISSUES OF COMMON STOCK EXCEPTED. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series C Conversion Price in the case of the any of the following:

              (i) the issuance of up to 4,500,000 shares of Class B Common Stock (as adjusted for stock splits and the like) or options exercisable therefor, issued or issuable to officers, employees or consultants for the Corporation or any Subsidiary of the Corporation pursuant to a plan or arrangement approved by the Board of Directors of the Corporation, including without limitation, the Corporation's 1998 Stock Incentive Plan;

              (ii) equity securities of the Corporation issued pursuant to the acquisition of another corporation by the Corporation by merger (whereby the Corporation or the stockholders of the Corporation prior to such merger own no less than fifty-one percent (51%) of the voting power of such corporation) or purchase of substantially all of its stock or assets; or

              (iii) the issuance of any Converted Shares.

              6F. SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Class B Common Stock into a greater number of shares, the Series C Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Class B Common Stock shall be combined into a smaller number of shares, the Series C Conversion Price in effect immediately prior to such combination shall be proportionately increased.

              6G. REORGANIZATION OR RECLASSIFICATION. If any Organic Change shall be effected in such a way that holders of Class B Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Class B Common Stock, then, as a condition of such

Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series C Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Class B Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series C Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class B Common Stock equal to the number of shares of such Class B Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in the case of a reorganization or reclassification only, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series C Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

              6H. NOTICES

                     6H(1).         NOTICE OF ADJUSTMENT.  So long as any shares
of Series C Preferred Stock are outstanding, upon any adjustment of the Series C Conversion Price, then and in each such case the Corporation shall promptly give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series C Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state:

                     (i) the Series C Conversion Price resulting from such adjustment;

                     (ii) the number of shares of Class B Common Stock into which each share of Series C Preferred Stock shall be convertible as a result of such adjustment;

                     (iii) a brief statement of the facts requiring such
                           adjustment; and

                     (iv) the computation by which such adjustment was made.

                     6H(2).         OTHER NOTICES.  In case at any time:

                     (i) the Corporation shall declare any dividend upon its Class B Common Stock payable in cash or stock or make any other distribution to the holders of its Class B Common Stock;

                     (ii) the Corporation shall offer for subscription PRO RATA to the holders of its Class B Common Stock any additional shares of stock of any class or other rights;

                     (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Series C Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

              6I. MANDATORY CONVERSION.

              6I(1). If at any time the holders of at least a 60% in interest of the outstanding shares of the Series C Preferred Stock approve, all outstanding shares of Series C Preferred Stock shall automatically convert into such number of fully paid and nonassessable shares of Class B Common Stock on the basis set forth in this paragraph 6.

              6I(2). If at any time the Corporation shall effect a fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Corporation of any of its Class B Common Stock in which the aggregate gross proceeds to the Corporation equal or exceed $15,000,000, all outstanding shares of Series C Preferred Stock shall automatically convert into such number of fully paid and nonassessable shares of Class B Common Stock on the basis set forth in this paragraph 6; PROVIDED, HOWEVER, in connection with any such public offering, if the product of
      (x) the number of shares of Class B Common Stock into which a share of Series C Preferred Stock is converted and (y) the initial price per share to the public in such offering is less than $11.10 then the Series C Conversion Price shall be reduced to such amount as is required to cause the foregoing product of (x) and (y) to equal $11.10.

              Holders of shares of Series C Preferred Stock converted pursuant to subparagraphs 6I(1) or 6I(2) may deliver to the Corporation at its principal office during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Class B Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled. Until such time as a holder of shares of Series C Preferred Stock shall surrender his or its certificates therefor as provided herein, such certificates shall be deemed to represent the shares of Class B Common Stock to which such holder shall be entitled upon the surrender thereof.

                  6J. STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Class B Common Stock, solely for the purpose of issuance upon the conversion of Series C Preferred Stock as herein provided, such number of shares of Class B Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock. The Corporation covenants that all shares of Class B Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Class B Common Stock is at all times equal to or less than the Series C Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Class B Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Class B Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Series C Conversion Price if the total number of shares of Class B Common Stock issued and issuable after such action upon conversion of the Series C Preferred Stock would exceed the total number of shares of Class B Common Stock then authorized by the Fourth Restated Certificate.

                  6K. NO REISSUANCE OF SERIES C PREFERRED STOCK. Shares of Series C Preferred Stock which are converted into shares of Class B Common Stock as provided herein shall not be reissued.

                  6L. ISSUE TAX. The issuance of certificates for shares of Class B Common Stock upon conversion of Series C Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Preferred Stock which is being converted.

                  6M. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series C Preferred Stock in any manner which interferes with the timely conversion of such Series C Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

      7. CONVERSIONS OF SERIES D PREFERRED STOCK. The holders of Series D Preferred Stock shall have the following conversion rights:

                     7A. RIGHT TO CONVERT. Subject to the terms and conditions of this paragraph 7, the holder of any share or shares of Series D Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series D Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series D Preferred Stock) into such number of fully paid and nonassessable shares of Class B Common Stock as is obtained by (i) multiplying the number of shares of Series D Preferred Stock so to be converted by $9.40 and (ii) dividing the result by the conversion price of $9.40 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 7, then by the conversion price as last adjusted and in effect at the date any share or shares of Series D Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series D Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Preferred Stock into Class B Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Class B Common Stock shall be issued.

              7B. ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in subparagraph 7A and surrender of the certificate or certificates for the share or shares of Series D Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Class B Common Stock issuable upon the conversion of such share or shares of Series D Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series D Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Class B Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

              7C. FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of Series D Preferred Stock into Class B Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Class B Common Stock issued upon such conversion. In case the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 7A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Class B Common Stock would, except for the provisions of the first sentence of this subparagraph 7C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series D Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

              7D. ADJUSTMENT OF PRICE UPON ISSUANCE OF CLASS B COMMON STOCK. Except as provided in subparagraph 7E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 7D(1) through 7D(7), deemed to have issued or sold, any shares of Class B Common Stock for a consideration per share equal to an amount which is less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Series D Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal, on a fully diluted basis assuming the exercise of all outstanding Options and Convertible Securities and the conversion of all Series D Preferred Stock, to the sum of (a) the number of shares of Class B Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Series D Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Class B Common Stock outstanding immediately after such issue or sale.

              For purposes of this subparagraph 7D, the following subparagraphs 7D(1) to 7D(7) shall also be applicable:

                      7D(1) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Options or Convertible Securities whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Class B Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class B Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series D Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Class B Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 7D(3), no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Class B Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Class B Common Stock upon conversion or exchange of such Convertible Securities.

                      7D(2) ISSUANCE OF CONVERTIBLE SECURITIES. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Class B Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class B Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Class B Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 7D(3), no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Class B Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series D Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 7D, no further adjustment of the Series D Conversion Price shall be made by reason of such issue or sale.

                      7D(3) CHANGE IN OPTION PRICE OR CONVERSION RATE. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 7D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 7D(1) or 7D(2), or the rate at which Convertible Securities referred to in subparagraph 7D(1) or 7D(2) are convertible into or exchangeable for Class B Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series D Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series D Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Series D Conversion Price then in effect hereunder shall forthwith be increased to the Series D Conversion Price which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                      7D(4) STOCK DIVIDENDS. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than the

                      Series D Preferred Stock) payable in Class B Common Stock, Options or Convertible Securities, then any Class B Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                      7D(5) CONSIDERATION FOR STOCK. In case any shares of Class B Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Class B Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                      7D(6) RECORD DATE. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                      7D(7) TREASURY SHARES. The number of shares of Class B Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Class B Common Stock for the purpose of this subparagraph 7(D).

              7E. CERTAIN ISSUES OF COMMON STOCK EXCEPTED. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series D Conversion Price in the case of the any of the following:

              (i) the issuance of up to 4,500,000 shares of Class B Common Stock (as adjusted for stock splits and the like) or options exercisable therefor, issued or issuable to officers, employees or consultants for the Corporation or any Subsidiary of the Corporation pursuant to a plan or arrangement approved by the Board of Directors of the Corporation, including without limitation, the Corporation's 1998 Stock Incentive Plan;

              (ii) equity securities of the Corporation issued pursuant to the acquisition of another corporation by the Corporation by merger (whereby the Corporation or the stockholders of the Corporation prior to such merger own no less than fifty-one percent (51%) of the voting power of such corporation) or purchase of substantially all of its stock or assets; or

              (iv)    the issuance of any Converted Shares.

              7F. SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Class B Common Stock into a greater number of shares, the Series D Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Class B Common Stock shall be combined into a smaller number of shares, the Series D Conversion Price in effect immediately prior to such combination shall be proportionately increased.

              7G. REORGANIZATION OR RECLASSIFICATION. If any Organic Change shall be effected in such a way that holders of Class B Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Class B Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Class B Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series D Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class B Common Stock equal to the number of shares of such Class B Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in the case of a reorganization or reclassification only, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series D Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

              7H. NOTICES

                     7H(1).             NOTICE OF ADJUSTMENT.  So long as any
shares of Series D Preferred Stock are outstanding, upon any adjustment of the Series D Conversion Price, then and in each such case the Corporation shall promptly give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series D Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state:

                     (i) the Series D Conversion Price resulting from such adjustment;

                     (ii) the number of shares of Class B Common Stock into which each share of Series D Preferred Stock shall be convertible as a result of such adjustment;

                     (iii) a brief statement of the facts requiring such
                           adjustment; and

                     (iv) the computation by which such adjustment was made.

                     7H(2).     OTHER NOTICES.    In case at any time:

                     (i) the Corporation shall declare any dividend upon its Class B Common Stock payable in cash or stock or make any other distribution to the holders of its Class B Common Stock;

                     (ii) the Corporation shall offer for subscription PRO RATA to the holders of its Class B Common Stock any additional shares of stock of any class or other rights;

                     (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Series D Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

              7I. MANDATORY CONVERSION. If at any time (i) the Corporation shall effect a Qualified Public Offering or (ii) the holders of at least a 60% in interest of the outstanding shares of the Series D Preferred Stock approve, all outstanding shares of Series D Preferred Stock shall automatically convert into such number of fully paid and nonassessable shares of Class B Common Stock on the basis set forth in this paragraph 7. Holders of shares of Series D Preferred Stock so converted may deliver to the Corporation at its principal office during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Class B Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled. Until such time as a holder of shares of Series D Preferred Stock shall surrender his or its certificates therefor as provided herein, such certificates shall be deemed to represent the shares of Class B Common Stock to which such holder shall be entitled upon the surrender thereof.

                  7J. STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Class B Common Stock, solely for the purpose of issuance upon the conversion of Series D Preferred Stock as herein provided, such number of shares of Class B Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Preferred Stock. The Corporation covenants that all shares of Class B Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Class B Common Stock is at all times equal to or less than the Series D Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Class B Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Class B Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Series D Conversion Price if the total number of shares of Class B Common Stock issued and issuable after such action upon conversion of the Series D Preferred Stock would exceed the total number of shares of Class B Common Stock then authorized by the Corporation's Fourth Restated Certificate.

                  7K. NO REISSUANCE OF SERIES D PREFERRED STOCK. Shares of Series D Preferred Stock which are converted into shares of Class B Common Stock as provided herein shall not be reissued.

                  7L. ISSUE TAX. The issuance of certificates for shares of Class B Common Stock upon conversion of Series D Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Preferred Stock which is being converted.

                  7M. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series D Preferred Stock in any manner which interferes with the timely conversion of such Series D Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         8.       RESTRICTIONS.

                  8A. At any time when shares of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Fourth Restated Certificate, and in addition to any other vote required by law or the Fourth Restated Certificate, without the approval of the holders of at least 50% in interest of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, voting together as a class, the Corporation will not:

                     (i) Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge, or permit any Subsidiary to consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets;

                     (ii) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of stock other than the Preferred Stock and except for the purchase of shares of Class B Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the original issue price paid by such former employee to the Corporation for such shares;

                     (iii) Redeem or otherwise acquire any shares of Preferred Stock except pursuant paragraph 9 herein or pursuant to a purchase offer made pro rata to all holders of the shares of Preferred Stock on the basis of the aggregate number of outstanding shares of Preferred Stock then held by each such holder; or

                     (iv) Increase the number of Reserved Management Shares (as defined herein).

              8B. At any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Fourth Restated Certificate, and in addition to any other vote required by law or the Fourth Restated Certificate, without the approval of the holders of at least 60% in interest of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, voting as a separate class, the Corporation will not:

                     (i) Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Fourth Restated Certificate or by merger, consolidation or otherwise; or

                     (ii) Amend, alter or repeal its Fourth Restated Certificateor By-laws in a manner adversely affecting the rights of the Series A Preferred Stock.

              8C. At any time when shares of Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Fourth Restated Certificate, and in addition to any other vote required by law or the Fourth Restated Certificate, without the approval of the holders of at least 60% in interest of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, voting as a separate class, the Corporation will not:

                     (i) Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series B Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series B Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series B Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series B Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series B Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Fourth Restated Certificate or by merger, consolidation or otherwise; or

                     (ii) Amend, alter or repeal its Fourth Restated Certificate or By-laws in a manner adversely affecting the rights of the Series B
Preferred Stock.

              8D. At any time when shares of Series C Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Fourth Restated Certificate, and in addition to any other vote required by law or the Fourth Restated Certificate, without the approval of the holders of at least 60% in interest of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, voting as a separate class, the Corporation will not:

                     (i) Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series C Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series C Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series C Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series C Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series C Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Fourth Restated Certificate or by merger, consolidation or otherwise; or

                     (ii) Amend, alter or repeal its Fourth Restated Certificate or By-laws in a manner adversely affecting the rights of the Series C Preferred Stock.

              8E. At any time when shares of Series D Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Fourth Restated Certificate, and in addition to any other vote required by law or the Fourth Restated Certificate, without the approval of the holders of at least 60% in interest of the then outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, voting as a separate class, the Corporation will not:

                     (i) Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series D Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series D Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series D Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series D Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series D Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Fourth Restated Certificate or by merger, consolidation or otherwise; or

                     (ii) Amend, alter or repeal its Fourth Restated Certificate or By-laws in a manner adversely affecting the rights of the Series D Preferred Stock.

      9. REDEMPTION. The shares of Preferred Stock shall be redeemed as follows:

              9A. MANDATORY REDEMPTION OF THE SERIES A PREFERRED STOCK. Upon any of the following events, the Series A Preferred Stock shall be automatically redeemable at the option of the holder of the Series A Preferred Stock:

                     (i) A sale of all or substantially all of the assets of the Corporation or the merger of the Corporation with or into another entity where the Corporation is not the surviving entity;

                     (ii)  A Qualified Public Offering;

                     (iii) On December 30, 2004.

              The date upon which redemption occurs pursuant to any of 9A (i) -
(iii) above shall be referred to herein as the "Series A Redemption Date."

              Notwithstanding anything to the contrary herein, should the underwriters of a Qualified Public Offering reasonably object to the redemption of the Series A Preferred Stock from the proceeds of the Qualified Public Offering, the Corporation may elect to redeem the Series A Preferred Stock with shares of newly-issued common stock (valued at the price per share of the Qualified Public Offering) which will be registered in the offering. The shares of Series A Preferred Stock to be redeemed shall be redeemed by paying for each share in cash an amount equal to $1.00 per share (the "Series A Redemption Price"). Such payment shall be made in full on the applicable Series A Redemption Date to the holders entitled thereto.

              9B. MANDATORY REDEMPTION MECHANICS. At least twenty (20) but not more than thirty (30) days prior to the Series A Redemption Date, written notice (the "Series A Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Series A Redemption Notice is given) of shares of Series A Preferred Stock notifying such holder of the redemption and specifying the Series A Redemption Price, such Series A Redemption Date, the number of shares of Series A Preferred Stock to be redeemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Series A Redemption Price shall be payable. The Series A Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Series A Redemption Date, unless there shall have been a default in the payment of the Series A Redemption Price, all rights of holders of shares of Series A Preferred Stock (except the right to receive the Series A Redemption Price) shall cease with respect to the shares to be redeemed on such Series A Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

              If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock, Series B Preferred Stock if the holders of Series B Preferred Stock have made an election to redeem pursuant to Section 9C or 9D below, Series C Preferred Stock if the holders of Series C Preferred Stock have made an election to redeem pursuant to Section 9E or 9F below, and Series D Preferred Stock if the holders of Series D Preferred Stock have made an election to redeem pursuant to Section 9G below, on any Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock, Series B Preferred Stock if the holders of Series B Preferred Stock have made an election to redeem pursuant to Section 9C or 9D below, Series C Preferred Stock if the holders of Series C Preferred Stock have made an election to redeem pursuant to Section 9E or 9F below, and Series D Preferred Stock if the holders of Series D Preferred Stock have made an election to redeem pursuant to Section 9G below, to be redeemed on such Redemption Date, the holders of the shares of Series A Preferred Stock, Series B Preferred Stock if the holders of Series B Preferred Stock have made an election to redeem pursuant to Section 9C or 9D below, Series C Preferred Stock if the holders of Series C Preferred Stock have made an election to redeem pursuant to Section 9E or 9F below, and Series D Preferred Stock if the holders of Series D Preferred Stock have made an election to redeem pursuant to Section 9G below, shall share ratably, in accordance with their respective liquidation preferences, in any funds legally available for redemption of such shares. The shares of Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

              9C. OPTIONAL REDEMPTION OF THE SERIES B PREFERRED STOCK UPON PUBLIC OFFERING. Effective upon the closing of an initial public offering which does not constitute a Qualified Public Offering ("Non-Qualified Public Offering"), each holder of Series B Preferred Stock may request the Corporation to redeem the shares of Series B Preferred Stock held by such holder at a redemption price (the "Series B Redemption Price") for each share of Preferred Stock redeemed pursuant to this Section 9C equal to the Series B Liquidation Preference Payment (including all accrued but unpaid dividends, whether or not declared) with the amount of accrued dividends due thereon to be calculated and paid through the date payment is actually made to the holders of the Series B Preferred Stock with respect to such redemption. The Corporation shall give the holders of the Series B Preferred Stock thirty days' written notice of the pendency of a Non-Qualified Public Offering. Such notice shall be mailed by the Corporation, postage prepaid, to each holder of record of Series B Preferred Stock at its address shown on the records of the Corporation. Each holder of Series B Preferred Stock shall notify the Corporation in writing within twenty days of receipt of the Corporation's notice if it intends to have its shares redeemed under this Section 9C. Failure to so notify by the holder of Series B Preferred Stock shall constitute a waiver of such holder's optional redemption right with respect to such Non-Qualified Public Offering. The Series B Redemption Price shall be paid at the closing of the Non-Qualified Public Offering and shall be paid in cash.

              Nothing contained in this Section 9C shall in any way restrict or prohibit the holders of the Preferred Stock from exercising their conversion rights pursuant to Section 5 hereof prior to the effective date of the redemption to be effected hereunder; PROVIDED, HOWEVER, that any such conversion under this Section 9C may be subject to the closing of the Non-Qualified Public Offering.

              9D. OPTIONAL REDEMPTION BY HOLDERS OF SERIES B PREFERRED STOCK.

                     (i) At any time after December 29, 2004, at the election of each holder of the then outstanding shares of Series B Preferred Stock, the Corporation shall, to the extent it may do so under applicable law, redeem PRO RATA from such holder of Series B Preferred Stock in three equal annual installments one-third (1/3) of the shares of Series B Preferred Stock held by such holder on the date of the Redemption Request, or such lesser amount as may be held by the holder on the date of such redemption, with the first installment to be redeemed within 120 days after the Corporation's receipt of the Redemption Request and the remaining two installments to be redeemed on the first and second anniversary, respectively. In the event shares of Series B Preferred Stock scheduled for redemption are not redeemed because of a prohibition under applicable law, such shares shall be redeemed as soon as such prohibition no longer exists and the Series B Optional Redemption Price (as defined below) will bear interest at the annual rate of 15%. The number of shares to be redeemed shall be cumulative, so that any shares subject to redemption in one year and not so redeemed shall be carried forward to each subsequent year through the second anniversary of the Redemption Request and shall be subject to redemption in addition to the shares otherwise redeemable in such year.

                     (ii) The redemption price for each share of Series B Preferred Stock redeemed pursuant to this Section 9D (the "Series B Optional Redemption Price") shall be equal to the greater of (i) the Series B Liquidation Preference Payment (including all accrued and unpaid dividends, whether or not declared with the amount of all accrued dividends due thereon to be calculated and paid through the date payment is actually made to the holders of the Series B Preferred Stock) and (ii) the fair market value of such shares on the applicable Redemption Date.

                     (iii) The fair market value of such shares shall be determined in good faith by the Board of Directors of the Corporation as of each Redemption Date after taking into consideration all factors which it deems appropriate, PROVIDED, HOWEVER, that such fair market value shall take into account the valuations of comparable companies that are publicly traded or privately held, but not including any discount attributable to the fact that such shares represent a minority ownership interest in the Company. The Board of Directors shall notify the holders of Series B Preferred Stock as to its determination of the fair market value of such shares not later than 30 days prior to any given Redemption Date.

                     (iv) The holders of the Series B Preferred Stock have the right, after receiving notice of such determination, not later than five business days before any given Redemption Date, to contest such determination. If the holders disagree with the Corporation's determination of fair market value, and are unable, within five days of their receipt of the Corporation's determination, to reach agreement with the Corporation on the fair market value of the shares, the fair market value shall be determined by appraisal as set forth below.

                     (v) All appraisals shall be undertaken by two appraisers, one selected by the Board of Directors of the Corporation and one selected by the holders of a majority of the shares of Series B Preferred Stock. The fair market value shall be the fair market value arrived at by those appraisers within thirty (30) days following the appointment of the last appraiser to be appointed. In the event that the two appraisers agree in good faith on such fair market value within such a period of time, such agreed value shall be used for these purposes. If the appraisers cannot agree but their valuations are within 10% of each other, the fair market value shall be the mean of the two valuations. If the appraisers cannot agree and the differences in the valuations are greater than 10%, the appraisers shall select a third appraiser who will calculate fair market value independently, and, except as provided in the next sentence, the fair market value of such shares shall be the average of the two fair market values arrived at by the appraisers who are closest in amount. If one appraiser's valuation is the mean of the other two valuations, such mean valuation shall be the fair market value. In the event that the two original appraisers cannot agree upon a third appraiser within ten (10) days following the end of the thirty (30) day period referred to above, then the third appraiser shall be appointed by the American Arbitration Association in Boston, Massachusetts. The redemption of the shares shall occur within ten days following receipt of the results of the appraisal. The expenses of the appraiser chosen by the Corporation will be borne by it, the expenses of the appraiser chosen by the holders will be borne by them, PRO RATA based on the number of shares being redeemed, and the expenses of the third appraiser will be borne 50% by the Corporation and 50% by the holders, PRO RATA based on the number of shares being redeemed.

                     (vi) In the event that the holders of the Series B Preferred Stock do not elect to have the Preferred Stock redeemed pursuant to this Section 9D or pursuant to Section 9C hereof, the shares of Preferred Stock shall remain outstanding and subject to the provisions hereof.

              9E. OPTIONAL REDEMPTION OF THE SERIES C PREFERRED STOCK UPON PUBLIC OFFERING. Effective upon the closing of a Non-Qualified Public Offering, other than an offering described in paragraph 6I(2) pursuant to which the Series C Preferred Stock shall automatically convert into Class B Common Stock, each holder of Series C Preferred Stock may request the Corporation to redeem the shares of Series C Preferred Stock held by such holder at a redemption price (the "Series C Redemption Price") for each share of Preferred Stock redeemed pursuant to this Section 9E equal to the Series C Liquidation Preference Payment (including all accrued but unpaid dividends, whether or not declared) with the amount of accrued dividends due thereon to be calculated and paid through the date payment is actually made to the holders of the Series C Preferred Stock with respect to such redemption. The Corporation shall give the holders of the Series C Preferred Stock thirty days' written notice of the pendency of such a Non-Qualified Public Offering. Such notice shall be mailed by the Corporation, postage prepaid, to each holder of record of Series C Preferred Stock at its address shown on the records of the Corporation. Each holder of Series C Preferred Stock shall notify the Corporation in writing within twenty days of receipt of the Corporation's notice if it intends to have its shares redeemed under this Section 9E. Failure to so notify by the holder of Series C Preferred Stock shall constitute a waiver of such holder's optional redemption right with respect to such Non-Qualified Public Offering. The Series C Redemption Price shall be paid at the closing of such Non-Qualified Public Offering and shall be paid in cash.

              Nothing contained in this Section 9E shall in any way restrict or prohibit the holders of the Preferred Stock from exercising their conversion rights pursuant to Section 5 hereof prior to the effective date of the redemption to be effected hereunder; provided, however, that any such conversion under this Section 9E may be subject to the closing of such Non-Qualified Public Offering.

              9F. OPTIONAL REDEMPTION BY HOLDERS OF SERIES C PREFERRED STOCK.

                     (i) At any time after December 29, 2004, at the election of each holder of the then outstanding shares of Series C Preferred Stock, the Corporation shall, to the extent it may do so under applicable law, redeem PRO RATA from such holder of Series C Preferred Stock in three equal annual installments one-third (1/3) of the shares of Series C Preferred Stock held by such holder on the date of the Redemption Request, or such lesser amount as may be held by the holder on the date of such redemption, with the first installment to be redeemed within 120 days after the Corporation's receipt of the Redemption Request and the remaining two installments to be redeemed on the first and second anniversary, respectively. In the event shares of Series C Preferred Stock scheduled for redemption are not redeemed because of a prohibition under applicable law, such shares shall be redeemed as soon as such prohibition no longer exists and the Series C Optional Redemption Price (as defined below) will bear interest at the annual rate of 15%. The number of shares to be redeemed shall be cumulative, so that any shares subject to redemption in one year and not so redeemed shall be carried forward to each subsequent year through the second anniversary of the Redemption Request and shall be subject to redemption in addition to the shares otherwise redeemable in such year.

                     (ii) The redemption price for each share of Series C Preferred Stock redeemed pursuant to this Section 9F (the "Series C Optional Redemption Price") shall be equal to the greater of (i) the Series C Liquidation Preference Payment (including all accrued and unpaid dividends, whether or not declared with the amount of all accrued dividends due thereon to be calculated and paid through the date payment is actually made to the holders of the Series C Preferred Stock) and (ii) the fair market value of such shares on the applicable Redemption Date.

                     (iii) The fair market value of such shares shall be determined in good faith by the Board of Directors of the Corporation as of each Redemption Date after taking into consideration all factors which it deems appropriate, PROVIDED, HOWEVER, that such fair market value shall take into account the valuations of comparable companies that are publicly traded or privately held, but not including any discount attributable to the fact that such shares represent a minority ownership interest in the Company. The Board of Directors shall notify the holders of Series C Preferred Stock as to its determination of the fair market value of such shares not later than 30 days prior to any given Redemption Date.

                     (iv) The holders of the Series C Preferred Stock have the right, after receiving notice of such determination, not later than five business days before any given Redemption Date, to contest such determination. If the holders disagree with the Corporation's determination of fair market value, and are unable, within five days of their receipt of the Corporation's determination, to reach agreement with the Corporation on the fair market value of the shares, the fair market value shall be determined by appraisal as set forth below.

                     (v) All appraisals shall be undertaken by two appraisers, one selected by the Board of Directors of the Corporation and one selected by the holders of a majority of the shares of Series C Preferred Stock. The fair market value shall be the fair market value arrived at by those appraisers within thirty (30) days following the appointment of the last appraiser to be appointed. In the event that the two appraisers agree in good faith on such fair market value within such a period of time, such agreed value shall be used for these purposes. If the appraisers cannot agree but their valuations are within 10% of each other, the fair market value shall be the mean of the two valuations. If the appraisers cannot agree and the differences in the valuations are greater than 10%, the appraisers shall select a third appraiser who will calculate fair market value independently, and, except as provided in the next sentence, the fair market value of such shares shall be the average of the two fair market values arrived at by the appraisers who are closest in amount. If one appraiser's valuation is the mean of the other two valuations, such mean valuation shall be the fair market value. In the event that the two original appraisers cannot agree upon a third appraiser within ten (10) days following the end of the thirty (30) day period referred to above, then the third appraiser shall be appointed by the American Arbitration Association in Boston, Massachusetts. The redemption of the shares shall occur within ten days following receipt of the results of the appraisal. The expenses of the appraiser chosen by the Corporation will be borne by it, the expenses of the appraiser chosen by the holders will be borne by them, PRO RATA based on the number of shares being redeemed, and the expenses of the third appraiser will be borne 50% by the Corporation and 50% by the holders, PRO RATA based on the number of shares being redeemed.

                     (vi) In the event that the holders of the Series C Preferred Stock do not elect to have the Preferred Stock redeemed pursuant to this Section 9F or pursuant to Section 9E hereof, the shares of Preferred Stock shall remain outstanding and subject to the provisions hereof.

              9G. OPTIONAL REDEMPTION BY HOLDERS OF SERIES D PREFERRED STOCK.

                     (i) At any time after December 29, 2004, at the election of each holder of the then outstanding shares of Series D Preferred Stock, the Corporation shall, to the extent it may do so under applicable law, redeem PRO RATA from such holder of Series D Preferred Stock in three equal annual installments one-third (1/3) of the shares of Series D Preferred Stock held by such holder on the date of the Redemption Request, or such lesser amount as may be held by the holder on the date of such redemption, with the first installment to be redeemed within 120 days after the Corporation's receipt of the Redemption Request and the remaining two installments to be redeemed on the first and second anniversary, respectively. In the event shares of Series D Preferred Stock scheduled for redemption are not redeemed because of a prohibition under applicable law, such shares shall be redeemed as soon as such prohibition no longer exists and the Series D Optional Redemption Price (as defined below) will bear interest at the annual rate of 15%. The number of shares to be redeemed shall be cumulative, so that any shares subject to redemption in one year and not so redeemed shall be carried forward to each subsequent year through the second anniversary of the Redemption Request and shall be subject to redemption in addition to the shares otherwise redeemable in such year.

                     (ii) The redemption price for each share of Series D Preferred Stock redeemed pursuant to this Section 9G (the "Series D Optional Redemption Price") shall be equal to the Series C Liquidation Preference Payment (including all declared, but unpaid dividends thereon.

                     (iii) In the event that the holders of the Series D Preferred Stock do not elect to have the Preferred Stock redeemed pursuant to this Section 9G, the shares of Preferred Stock shall remain outstanding and subject to the provisions hereof.

              9H. OPTIONAL REDEMPTION NOTICE. If an election is made pursuant to
Section 9C, 9D, 9E, 9F or 9G hereof, written notice of such election shall be mailed, postage prepaid, to the Corporation, not later than thirty days before the date fixed for each redemption pursuant to Section 9C, 9D, 9E, 9F or 9G (each of the dates fixed for redemption and the extended redemption date is hereinafter referred to as a "Redemption Date"). If such election is made and appropriate notice is given then, at least fifteen (15) days before the Redemption Date, written notice (hereinafter referred to as the "Redemption Notice") shall be mailed by the Corporation, postage prepaid, to each holder of record of Preferred Stock at its address shown on the records of the Corporation; PROVIDED, HOWEVER, that the Corporation's failure to give such Redemption Notice shall in no way affect its obligation to redeem the shares of Preferred Stock or the obligation of the holders to redeem their shares of Preferred Stock as provided in Section 9C, 9D, 9E, 9F or 9G hereof. The Redemption Notice shall contain the following information:

                     (i) the number of shares of Preferred Stock held by the holder and the total number of shares of Preferred Stock held by all holders subject to redemption as of such Redemption Date; and

                     (ii)  the Redemption Date and the applicable Redemption
Price.

Any holder of Series B Preferred Stock and/or Series C Preferred Stock who wishes to do so may, in accordance with Section 5 hereof, by giving notice to the Corporation at least five business days prior to the Redemption Date, convert into Class B Common Stock any or all of the shares of Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock held by it and scheduled for redemption on such Redemption Date.

              9I. SURRENDER OF CERTIFICATES. Each holder of shares of Preferred Stock to be redeemed under this Section 9 shall surrender the certificate or certificates representing such shares to the Corporation at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares as set forth in this Section 9 shall be paid to the order of the person whose name appears on such certificate or certificates. Irrespective of whether the certificates therefor shall have been surrendered, all shares of Preferred Stock which are the subject of a Redemption Notice shall be deemed to have been redeemed and shall be canceled effective as of the Redemption Date, unless the Corporation shall default in the payment of the applicable Redemption Price.

              9J. REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any shares of Preferred Stock redeemed pursuant to this paragraph 9 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Preferred Stock.

         10. AMENDMENTS. Except where the vote or written consent of the holders of a greater number of shares of the Corporation is required herein or by law, no provision of this Fourth Restated Certificate which affects Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least 60% in interest of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock consenting or voting as a single class.

         11. DEFINITIONS. As used in these terms of Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the following terms shall have the following meanings:

         (a) The term "Class B Common Stock" means (a) the Corporation's Class B Common Stock, $.01 par value, (b) any other capital shares of any class or classes (however designated) of the Corporation, holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary herein, be entitled to vote for the election of a majority of directors of the Corporation (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (b) The term "Converted Shares" includes any shares of Class B Common Stock issued upon conversion of Class A Common Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock as provided herein. The term "Series B Converted Shares" is sometimes used to describe shares of Class B Common Stock issued upon conversion of Series B Preferred Stock. The term "Series C Converted Shares" is sometimes used to describe shares of Class B Common Stock issued upon conversion of Series C Preferred Stock. The term "Series D Converted Shares" is sometimes used to describe shares of Class B Common Stock issued upon conversion of Series D Preferred Stock.

         (c) The term "Qualified Public Offering" means a fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities

Act covering the offer and sale by the Corporation of any of its Class B Common Stock in which the aggregate gross proceeds to the Corporation equal or exceed $15,000,000 and in which the initial price per share to the public exceeds $5.00.

         (d) The term "Reserved Management Shares" means shares of Class B Common Stock, not to exceed in the aggregate 4,500,000 shares (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Class B Common Stock) reserved by the Corporation for issuance pursuant to a plan or arrangement approved by the Board of Directors of the Corporation, including without limitation, the Corporation's 1998 Stock Incentive Plan.

         (e) The term "Stockholders' Agreement" shall mean the Third Amended and Restated Stockholders' Agreement entered into as of December 30, 1999.

         (f) The term "Subsidiary" or "Subsidiaries" shall mean any corporation or trust of which the Corporation and/or any of its other Subsidiaries directly or indirectly owns at the time at least fifty percent (50%) of the outstanding shares of every class of such corporation or trust other than directors' qualifying shares.

                  FIFTH.   The Corporation is to have perpetual existence.

                  SIXTH.   In furtherance and not in limitation of the powers
conferred by the laws of the State of Delaware:

         A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation, except as otherwise provided herein.

         B. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

         C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

                  SEVENTH. The Corporation eliminates the personal liability of each member of its Board of Directors to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that, to the extent provided by applicable law, the foregoing shall not eliminate the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code or
(iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                  EIGHTH. The Corporation reserves the right to amend or repeal any provision contained in this Fourth Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

                  NINTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                  TENTH: To the fullest extent permitted by the General Corporation Law of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breaches of fiduciary duties as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law (1) for any breach of the directors' duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the General Corporation Law of the State of Delaware, or (4) for any transaction from which the director derived any improper personal benefit. Neither the amendment or repeal of this Article, nor the adoption of any provision of this Fourth Restated Certificate inconsistent with this Article shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or adoption.

                  IN WITNESS WHEREOF, the Corporation has caused this Fourth Restated Certificate to be signed by its President this 30th day of December, 1999.
                                                     FURNITURE.COM, INC.


                                                     By:  /s/ Andrew Brooks
                                                          -------------------
                                                     Name:    Andrew Brooks
                                                     Title:   President & CEO